POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company"), of up to $100,000,000 aggregate principal amount of its ___% Subordingated Notes due 2004 and up to $120,000,000 aggregate principal amount of its ___% Subordinated Notes due 2007, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersinged's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of January, 1997.

                           /s/ LEWIS S. RANIERI
                         Name: Lewis S. Ranieri

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company"), of up to $100,000,000 aggregate principal amount of its ___% Subordingated Notes due 2004 and up to $120,000,000 aggregate principal amount of its ___% Subordinated Notes due 2007, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersinged's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of January, 1997.

                           /s/ SALVATORE A. RANIERI
                         Name: Salvatore A. Ranieri

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company"), of up to $100,000,000 aggregate principal amount of its ___% Subordingated Notes due 2004 and up to $120,000,000 aggregate principal amount of its ___% Subordinated Notes due 2007, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersinged's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of January, 1997.

                           /s/ SCOTT A. SHAY
                         Name: Scott A. Shay

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company"), of up to $100,000,000 aggregate principal amount of its ___% Subordingated Notes due 2004 and up to $120,000,000 aggregate principal amount of its ___% Subordinated Notes due 2007, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersinged's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of January, 1997.

                           /s/ LAWRENCE CHIMERINE, Ph. D.
                         Name: Lawrence Chimerine, Ph. D.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company"), of up to $100,000,000 aggregate principal amount of its ___% Subordingated Notes due 2004 and up to $120,000,000 aggregate principal amount of its ___% Subordinated Notes due 2007, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersinged's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of January, 1997.

                           /s/ DAVID M. GOLUSH
                         Name: David M. Golush

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company"), of up to $100,000,000 aggregate principal amount of its ___% Subordingated Notes due 2004 and up to $120,000,000 aggregate principal amount of its ___% Subordinated Notes due 2007, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersinged's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of January, 1997.

                           /s/ PAUL M. HORVITZ, Ph. D.
                         Name: Paul M. Horvitz, Ph. D.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company"), of up to $100,000,000 aggregate principal amount of its ___% Subordingated Notes due 2004 and up to $120,000,000 aggregate principal amount of its ___% Subordinated Notes due 2007, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersinged's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of January, 1997.

                           /s/ ALAN E. MASTER
                         Name: Alan E. Master

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company"), of up to $100,000,000 aggregate principal amount of its ___% Subordingated Notes due 2004 and up to $120,000,000 aggregate principal amount of its ___% Subordinated Notes due 2007, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersinged's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of January, 1997.

                           /s/ PATRICIA A. SLOAN
                         Name: Patricia A. Sloan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company"), of up to $100,000,000 aggregate principal amount of its ___% Subordingated Notes due 2004 and up to $120,000,000 aggregate principal amount of its ___% Subordinated Notes due 2007, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersinged's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of January, 1997.

                           /s/ KENDRICK R. WILSON III
                         Name: Kendrick R. Wilson III

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company"), of up to $100,000,000 aggregate principal amount of its ___% Subordingated Notes due 2004 and up to $120,000,000 aggregate principal amount of its ___% Subordinated Notes due 2007, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersinged's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of January, 1997.

                           /s/ MICHAEL S. STEVENS
                         Name: Michael S. Stevens